EXHIBIT A
                                    TO
                    EXCLUSIVE PLACEMENT AGENT AGREEMENT
                    AS LAST AMENDED:  DECEMBER 11, 1996

     Pursuant to the Exclusive Placement Agreement, ESI shall be Exclusive Placement Agent with respect to the following Trusts, effective as of the date indicated below:

Name of Trust                                          Date

BT Investment Portfolios:
  Liquid Assets Portfolio                       September 30, 1996
  Asset Management Portfolio II                 September 30, 1996
  Asset Management Portfolio III                September 30, 1996
  Global High Yield Securities Portfolio        September 30, 1996
  Latin American Equity Portfolio               September 30, 1996
  Small Cap Portfolio                           September 30, 1996
  Pacific Basin Equity Portfolio                September 30, 1996
  European Equity Portfolio                     September 30, 1996
  International Bond Portfolio                  September 30, 1996
  100% Treasury Portfolio                       September 30, 1996
  Growth and Income Portfolio                   September 30, 1996
  U.S. Bond Index Portfolio                     September 30, 1996
  Equity 500 Equal Weighted Index Portfolio     September 30, 1996
  Small Cap Index Portfolio                     September 30, 1996
  EAFE  Equity Index Portfolio                  September 30, 1996
  BT RetirementPlus Portfolio                   December 11, 1996
Cash Management Portfolio                       September 30, 1996
Treasury Money Portfolio                        September 30, 1996
Tax Free Money Portfolio                        September 30, 1996
International Equity Portfolio                  September 30, 1996
Utility Portfolio                               September 30, 1996


Equity 500 Index Portfolio                      September 30, 1996
Short/Intermediate U.S. Government
     Securities Portfolio                       September 30, 1996
Asset Management Portfolio                      September 30, 1996
Capital Appreciation Portfolio                  September 30, 1996
Intermediate Tax Free Portfolio                 September 30, 1996



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